UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form
8-K
CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

March 28, 2022

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
1-31340
56-0484485
(State or Other Jurisdiction
of

Incorporation
(Commission
File Number)
(IRS Employer
Identification No.)
8100 Denmark Road
,
Charlotte
,
North Carolina
(Address of Principal Executive Offices)
28273-5975
(Zip Code)
(704)
554-8510
(Registrant’s Telephone

Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check

the

appropriate

box

below

if

the

Form

8-K

filing

is

intended

to

simultaneously

satisfy

the

filing

obligation

of

the

registrant
under any of the following provisions:

☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Class A - Common Stock, par value $.033 per share
CATO
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

(§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

THE CATO

CORPORATION

Item 5.01. Changes in Control of Registrant.
As a result of recent repurchases of the Class A Common Stock of The Cato

Corporation (“we,” “us” or
the “Company”) occurring between March 22, 2022 and March 29, 2022 pursuant to the Company’s
stock repurchase program that have reduced the total outstanding shares of our Class A Common Stock to
19,516,462 as of March 29, 2022, Mr. John P.D.

Cato, Chairman, President and Chief Executive Officer
of the Company and the largest shareholder of the Company, now beneficially owns 50.2% of the outstanding voting power of our common stock, which includes both our Class

A Common Stock and
Class B Common Stock.

As disclosed by Mr. Cato in a Schedule 13G filed with the Securities and
Exchange Commission on

March 30, 2022, as of March 29, 2022, Mr. Cato beneficially owns 1,004,232 shares of Class A Common Stock, which are entitled to one vote per share, and 1,763,652 shares of Class
B Common Stock, which are entitled to ten votes per share.

These shares reported as beneficially owned
by Mr. Cato include 21,147 shares of Class A Common Stock and 3,000 shares of Class B Common stock
held by Mr. Cato’s wife, with respect to which he has disclaimed beneficial ownership.

For as long as Mr. Cato continues to beneficially own more than 50% of the Company’s voting power for the election of directors, the Company may qualify for exemption as a “controlled company” from
compliance with certain corporate governance rules of the New York Stock Exchange relating to director independence, including the requirements that we have a majority of independent directors on our Board,
an independent compensation committee and an independent corporate governance and nominating
committee.

Mr. Cato has indicated that he has no current intention to propose or request that the
Company cease complying with these independence requirements, and to date no such proposal or request
has been made to the Board of Directors for consideration.
Except as described herein, there are no arrangements or undertakings known to us between Mr. Cato and
his associates and the Board of Directors or any other shareholders of the Company with respect to
election of directors of the Company or other matters relating to the Company. Additionally, there are no arrangements known to us, including any pledge by any person of securities of the Company, the
operation of which may at a subsequent date result in a change in control of the Company.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
104 Cover page Interactive Data File (embedded within Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this
report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CATO

CORPORATION
March 31, 2022
/s/ John P.

D. Cato
Date
John P.

D. Cato
Chairman, President and
Chief Executive Officer
March 31, 2022 /s/ Charles D. Knight
Date
Charles D. Knight

Executive Vice President
Chief Financial Officer

Exhibit Index

Exhibit Exhibit No.
104

Cover page Interactive Data File (embedded
within Inline XBRL document)